SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 1999

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

            Bermuda                     000-23481              Not Applicable
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

             16 Church Street                                  Not Applicable
          Hamilton HM11, Bermuda                                 (Zip Code)
 (Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On December 16, 1999, William J. Poutsiaka and Kenneth P. Morse resigned from the Board of Directors of ESG Re Limited (NASDAQ: ESREF). The resignations are effective immediately.

ITEM 7. EXHIBITS.

Exhibit 99 Internal Memorandum dated December 16, 1999 is attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 1999

                                                ESG RE LIMITED


                                                By: /s/ Joan H. Dillard
                                                    ------------------------
                                                        Joan H. Dillard
                                                        Chief Financial Officer